SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2007
LADENBURG THALMANN FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor, Miami, Florida	33137

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 409-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
Ladenburg Thalmann Financial Services Inc. (“LTFS”) previously filed a Current Report on Form 8-K dated October 19, 2007 (the “Current Report”) with the Securities and Exchange Commission to report the acquisition of Investacorp, Inc. and related companies (collectively, “Investacorp”). The purpose of this amendment to the Current Report is to include the financial statements required under Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited combined statements of financial condition of Investacorp at June 30, 2007 and 2006 and the audited combined statements of income, statements of shareholders’ equity and statements of cash flows of Investacorp for the years ended June 30, 2007, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.
The unaudited condensed combined statements of financial condition of Investacorp at September 30, 2007 and June 30, 2007 and the unaudited condensed combined statements of income and statements of cash flows of Investacorp for the three months ended September 30, 2007 and 2006 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.
(b) Pro forma financial information.
The unaudited pro forma combined condensed balance sheet of LTFS and Investacorp at September 30, 2007 and the unaudited pro forma combined condensed statements of operations of LTFS and Investacorp for the nine months ended September 30, 2007 and the twelve months ended December 31, 2006 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.
(d) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Audited combined statements of financial condition of Investacorp at June 30, 2007 and 2006 and the audited combined statements of income, statements of shareholders’ equity and statements of cash flows of Investacorp for the years ended June 30, 2007, 2006 and 2005

99.2	Unaudited condensed combined statements of financial condition of Investacorp at September 30, 2007 and June 30, 2007 and the unaudited condensed combined statements of income and statements of cash flows of Investacorp for the three months ended September 30, 2007 and 2006

99.3	Unaudited pro forma combined condensed balance sheet of LTFS and Investacorp at September 30, 2007 and the unaudited pro forma combined condensed statements of operations of LTFS and Investacorp for the nine months ended September 30, 2007 and the twelve months ended December 31, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 3, 2008

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Diane Chillemi
	Name:	Diane Chillemi
	Title:	Vice President and Chief Financial Officer

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